Fourth Quarter & Full Year 2022 Earnings Call February 3, 2023 David Burritt President and Chief Executive Officer Jessica Graziano SVP and Chief Financial Officer Rich Fruehauf SVP, Chief Strategy and Sustainability Officer Kevin Lewis VP, Finance Gary pig iron machine commissioned in fourth quarter 2022.

Legal disclaimers 2 2 These slides contain information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruption and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward- looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context and references to “Transtar” refer to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by context.

Explanation of use of non-GAAP measures 3 3 We present adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings per diluted share is a non-GAAP measure that exclude the effects of items that include: restructuring and other charges, asset impairment charges, United Steelworkers labor agreement signing bonus and related costs, (gains) losses on asset sold and previously held investments, gain on sale of Transtar, environmental remediation charge, debt extinguishment, pension de-risking, tax impact of adjusted items, and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We also present free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Company's overall utilization of cash.

Advancing towards our Best for All® future 4 4 CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Bullish on U. S. Steel’s future Delivering on Best for All Transitioning to a less cost- / capital- and carbon- intensive business model while becoming the best steel competitor Balanced capital allocation framework Expanding competitive advantages Confident in our ability to execute our Best for All future, SAFELY Maintaining strong trade enforcement

5 5 Today’s highlights Differentiated metallics strategy LOW-COST IRON ORE Increased and resilient free cash flow MINI MILL STEELMAKING Sustainable steel solutions BEST-IN-CLASS FINISHING Focused on value creation, ESG transformation and disruptive innovation: Generating returns in excess of our cost of capital

6 6 Well positioned for 2023 Business update Rebounding steel prices, supported by higher scrap costs, increasing global metallics and iron ore prices, and extending lead times Successful annual contracts; supported by customer alignment and collaboration Customer restocking improving steel demand Better supply / demand dynamic Stable energy markets Consistent customer demand NAFR / Mini Mill U. S. Steel Europe Tubular

7 7 Creating value for stockholders … today and tomorrow ~$1B direct returns Cash returned to stockholders since December ‘21 15% reduction Stock buyback reduced dilutive share count to ~257 million shares as of January 31 $880 million Incremental annual run-rate EBITDA contribution expected by ’26 from strategic projects Today: Tomorrow: 1 This chart provides an approximation of quarter-end diluted-equivalent share count. Diluted-equivalent share counts presented consist of total shares issued and outstanding as of September 30, 2021, and January 31, 2023, plus the incremental dilutive impact of senior convertible notes, stock options, restricted stock units, and performance awards calculated for the quarter ended as of September 30, 2021 and December 31, 2022. As of September 30, 2021 and January 31, 2023, shares issued and outstanding were approximately 270 million and 227 million, respectively. For September 30, 2021 and January 31, 2023, incremental dilutive shares used in this chart are 31 million and 30 million, respectively. For comparative purposes, the incremental dilutive shares for the quarter ended September 30, 2021 was calculated in accordance with FASB Accounting Standard Update 2020-06, which was adopted by the Company on January 1, 2022.

8 8 Advancing towards our Best for All future 4Q 2022 results In the fourth quarter 2022: Adjusted EBITDA $431M Better than our December 15 guidance; supporting 10% adjusted EBITDA margin Adjusted diluted EPS $0.87 Translating strong performance to the bottom line Free cash flow $131M Contributing to record cash and record liquidity

9 9 Advancing towards our Best for All future Full year 2022 results $4.2B $9.95 ~$1.8B Second-best financial performance in the company’s 122-year history Adjusted EBITDA Adjusted diluted EPS Free cash flow For the full year 2022:

10 10 Advancing towards our Best for All future FOCUSED ON VALUE CREATION, ESG TRANSFORMATION AND DISRUPTIVE INNOVATION CREATING VALUE FOR STOCKHOLDERS … TODAY & TOMORROW DELIVERING ON OUR COMMITTMENTS

Q&A Non-grain oriented (NGO) electrical investment – annealing and coating line cleaning section structure. Pictured:

CLOSING REMARKS

Flat-rolled ($ millions) 4Q 2022 Segment earnings before interest and income taxes $159 Depreciation 125 Flat-rolled Segment EBITDA $284 U. S. Steel Europe ($ millions) 4Q 2022 Segment loss before interest and income taxes ($68) Depreciation 20 U. S. Steel Europe Segment EBITDA ($48) Tubular ($ millions) 4Q 2022 Segment earnings before interest and income taxes $205 Depreciation 12 Tubular Segment EBITDA $217 Other ($ millions) 4Q 2022 Segment earnings before interest and income taxes $6 Depreciation 0 Other Segment EBITDA $6 Reconciliation of segment EBITDA Mini Mill ($ millions) 4Q 2022 Segment loss before interest and income taxes ($68) Depreciation 40 Mini Mill Segment EBITDA ($28) 13

Reconciliation of adjusted EBITDA 14 ($ millions) 4Q 20221 Reported net earnings attributable to U. S. Steel $174 Income tax expense 51 Net interest and other financial costs (51) Reported earnings before interest and income taxes $174 Depreciation, depletion and amortization expense 197 EBITDA $371 Restructuring and other charges (9) Asset impairment charges 6 United Steelworkers labor agreement signing bonus and related costs1 67 (Gains) losses on assets sold and previously held investments (6) Other charges, net 2 Adjusted EBITDA $431 1 The $67 million adjustment for costs related to the United Steelworkers’ labor agreement for the quarter ended December 31, 2022 includes $3 million for retroactive wage increases applicable to the month of September 2022. This amount is included as an adjustment for the fourth quarter period as it pertains to wages earned in the third quarter of 2022. This $3 million impact is not included as an adjustment for the year ended December 31, 2022.

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com @USS_Investors